Prepaid and Other Current Assets - Schedule of Prepaid and Other Current Assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Deposits	$ 733	$ 605	$ 598
Prepaid expenses	1,665	1,235	1,016
Prepaid insurance	2,577	170	85
Supplies	2,428	2,368	745
Offering costs		1,240
Income tax receivable	1,182	1,205	332
Other			154
Prepaid and other current assets	$ 8,585	$ 6,823	$ 2,598